June 4, 2018

DBX ETF TRUST

Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Xtrackers MSCI All China Equity ETF

(the “Funds”)

Supplement to each Fund’s Prospectus and Statement of Additional Information,

each dated October 2, 2017, and as each may be supplemented from time to time

Effective June 4, 2018, Xtrackers MSCI China A Inclusion Equity ETF (formerly, Xtrackers CSI 300 China A-Shares Hedged Equity ETF) (“ASHX”) is no longer being offered pursuant to this prospectus and statement of additional information (the “Existing Prospectus”). All references to ASHX in this Existing Prospectus are hereby deleted. You should instead refer to the new prospectus and statement of additional information for ASHX, dated June 4, 2018, as may be supplemented from time to time.

Please retain this supplement for future reference.